Fees Summary	Jan. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,939,738.28
Previously Paid Amount	0.00
Total Fee Amount	2,134.18
Total Offset Amount	0.00
Net Fee	$ 2,134.18